CONFIDENTIALITY AGREEMENT


                                                       June 17, 1996


Walton Street Real Estate Fund I, L.L.C.
Walton Street Capital, L.L.C.
900 North Michigan Avenue
Suite 1900
Chicago, Illinois 60611


Gentlemen:

     In connection with the consideration of a public cash tender offer (the "Offer") by Walton Street Real Estate Fund I, L.L.C. or by Walton Street Capital, L.L.C. (an entity in which Neil Bluhm is a Principal), or by any entity controlled by either such party or any of their Princi-pals, to acquire limited partnership interests (the "Interests") in Arvida/JMB Partners, L.P. (the "Partnership") for which Arvida/JMB Managers, Inc. ("Managers") acts as general partner, you have requested information concerning the Partnership. As a condition to, and in consideration of, your being furnished such information, you agree (1) to treat any information (the "Confidential Information") concerning the Partnership (whether prepared by any of the directors, partners, affiliates, officers, employees, representatives or advisors (collec-tively, "Representatives") of the Partnership or its general partner or any of its affiliates, or otherwise and irrespective of the form of communication) that is furnished to you or any of your Representatives by or on behalf of the Partnership in accordance with the provisions of this letter agreement and (2) to take or abstain from taking certain other actions herein set forth. The term "Confidential Information" shall be deemed to include notes, analyses, compilations, studies, interpretations, memoranda or other documents (whether in paper or elec-tronic format) prepared by you or any of your Representatives that contain, reflect or are based upon, in whole or in part, the Confidential Information. The term "Confidential Information" does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by you or any of your Representatives or (ii) becomes available to you on a non-confidential basis from a source other than the Partnership or any of the Represen-tatives of the Partnership, provided that such source is not bound by a confidentiality agreement with, or other legal or fiduciary obligation of secrecy to, the Partnership or another party. You agree that all requests by you for Confidential Information and all questions and other communications regarding any Confidential Information or any other matter pertaining to the Partnership shall be directed only to the individuals identified on Annex I hereto (the "Designated Parties"); such designated parties will allow you reasonable access to such other employees responsible for maintaining such Confidential Information.

     You hereby agree that the Confidential Information will be used solely for the purpose of evaluating the possible Offer by you and that such information will be kept confidential by you, PROVIDED, HOWEVER, that (i) any of such information may be disclosed to any of your Representatives who need to know such information for the sole purpose of evaluating any such possible transaction, (ii) any of such information may be disclosed to a potential direct or indirect investor in the entity making the Offer who uses such information only in his capacity as an investor in such entity (an "Investor"), provided such Investor executes a confidentiality agreement (which shall provide that the Partnership is a third party beneficiary thereof) substantially identical to this Agreement with you, you remain responsible for any breach of this Agreement by such party and you obtain our prior written consent to such disclosure (which consent will not be unreasonably with-held) (provided, however, that, as to any Investor, "Confidential In-formation" shall not include information which is already in the possession of such Investor so long as such information was not obtained from you or any of your Representatives and is not subject to another confidentiality agreement or other legal or fiduciary obligation of secrecy to the Partnership or another party) and (iii) any disclosure of such information may be made by you to which the undersigned on behalf of the Partnership consents in writing prior to such disclosure. You further agree that you will inform your Representatives of the confidential nature of the Confidential Information and that you will obtain the agreement of your Representatives that they will be bound by the terms of this letter agreement and will not disclose the Confiden-tial Information to any other person. In any event, you agree to be responsible for any breach of this letter agreement by any of your Representatives. Notwithstanding the foregoing, you may make such disclosure regarding the Confidential Information as is required by law in connection with the Offer (including, without limitation, such matters as are requested to be disclosed by the Securities and Exchange Commission) which are commenced and maintained in compliance with Sections 14(d) and 14(e) of the Securities Exchange Act of 1934, as amended, and you may make such disclosures as are otherwise required by the rules of any securities exchange or market by which you are bound in connection with the Offer.

     You understand that none of the Partnership, Managers or any of their Representatives has made or makes any representation or warranty, express or implied, as to the accuracy or completeness of the Confi-dential Information. You agree that none of the Partnership, Managers or any of their Representatives will have any liability to you or any of your Representatives or Investors resulting from the use of the Confidential Information.

     If you decide that you do not wish to proceed with the Offer regarding the Partnership, you will promptly inform the Partnership of that decision. In that case, or at such time as you are requested to do so by the Partnership, you shall promptly redeliver to the Partnership all written Confidential Information in your possession or in the possession of any of your Representatives (except as set forth in the next sentence) and neither you nor any of your Representatives shall retain any copies, extracts or other reproductions in whole or in part of such written material; provided, however, you (and any Investor) shall be entitled to retain (in accordance with this Agreement) one copy of any such material for litigation purposes. All Confidential Informa-tion consisting of analyses, compilations, computer files, studies, memoranda, notes and other documents or writings whatsoever prepared by you or your Representatives or Investors that are based upon, in whole or in part, the information in the Confidential Information shall be destroyed, and such destruction shall, upon the written request of the Partnership, be confirmed by you in writing. Notwithstanding the return or destruction of the Confidential Information, you and your Representa-tives and Investors will continue to be bound by the obligations of confidentiality and other obligations hereunder.

     In the event that you or any of your Representatives or Investors are requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Confidential Information, you shall provide the Partnership with prompt written notice of any such request or requirement so that the Partner-ship may seek a protective order or other appropriate remedy and/or, at the option of the Partnership, waive compliance with the provisions of this letter agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Partnership, you or any of your Representatives or Investors are nonetheless, in the opinion of counsel, legally compelled to disclose any of the Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or significant penalty, you or such Representative or Investor, as the case may be, may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information that such counsel has advised you is legally required to be disclosed, provided that you will cooperate with any action by the Partnership to obtain (at its expense) an appropriate protective order or other reli-able assurance that confidential treatment will be accorded the Confi-dential Information by such tribunal.

     Except as otherwise provided in this paragraph, for a period of two years after the date hereof, without the prior written consent of the Partnership, you will not, and will cause each of your affiliates (as such term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and Investors not to, singly or as part of a group, in any manner, directly or indirectly, acquire or propose to acquire, by purchase or otherwise, any Interests in the Partnership or any rights to acquire any such Interests. Notwithstanding the forego-ing, you may make the Offer to acquire Interests and may acquire Interests pursuant to such Offer if (i) you provide Managers with written notice of your intent to commence such Offer no less than five business days prior to its commencing, (ii) subject to the requirements of clause (iii) below, such Offer remains open until the earliest of the expiration of (a) 45 calendar days after commencement, (b) any concur-rent offer for such Interests by any third party (which third party is not affiliated with you and with whom you have no agreement or under-standing relating to such offer) with respect to which a Schedule 14D-1 has been filed with the Securities and Exchange Commission and (c) 50 calendar days after any public announcement by Managers or the Partnership that we have entered into this Agreement or made available Confidential Information regarding the Partnership in connection with a possible offer for Interests therein, (iii) such Offer complies with the requirements of Section 14(d) and 14(e) of the Exchange Act and the rules thereunder (including the requirements of Schedule 14D-1) regard-less of whether such section or rules are otherwise applicable to such Offer and (iv) you do not take any action that would result in a termi-nation of the Partnership under Section 708(b)(1) of the Internal Revenue Code of 1986, as amended, and you hereby acknowledge and agree that the Partnership may refuse to recognize any transfer of Interests in connection with such Offer in the event that the Partnership reason-ably believes that such transfer, together with other transfers of Interests during the preceding 12 months, could result in such termina-tion. Notwithstanding the foregoing, clauses (i) and (ii) of this paragraph shall be inapplicable as to (a) an Offer for Interests that is a follow-up offer to the completion of the Offer that is subject to Rule 14d-1 under the Exchange Act in which Interests were purchased by you and that is made in accordance with this Agreement, or (b) an Offer for Interests in the Partnership commenced after the commencement of another tender offer for Interests in the Partnership that is (x) subject to Rule 14d-1 under the Exchange Act, (y) scheduled to expire prior to the date the Offer would otherwise expire pursuant to clauses (i) and (ii) of this paragraph and (z) made by a party unaffiliated with you or any Investor and with whom you have no agreement or understanding relating to such offer. In addition, notwithstanding clause (ii) above, in the event the Partnership is conducting a proxy solicitation or consent solicitation incident to a vote on dissolution or liquidation or a sale of all or substantially all of the assets of the Partnership, the Offer relating to the Partnership may expire as early as five business days prior to the meeting of limited partners called to vote on such matter or the termination of any such consent solicitation. In the event, following the receipt of a notice pursuant to clause (i) above, the Partnership distributes a notice to its partners or otherwise makes a public announcement, the Partnership shall provide a copy of such notice or announcement at the time of its distribution to you.

     You hereby agree to reimburse the Partnership and Managers for their reasonable direct expenses (including a reasonable allocation of salary and salary-related expenses) incurred in connection with making the Confidential Information available to you.

     You acknowledge and agree that (i) we and our Representatives are free to conduct any process relating to any offers to acquire any Interests as we and our Representatives, in our sole discretion, deter-mine and (ii) none of Managers, the Partnership or any of their Repre-sentatives will have any liability or obligation to you, your Representatives or Investors, whether by virtue of this letter agreement or any other written or oral expression, with respect to any business arrangement or otherwise.

     It is understood and agreed that no failure or delay by the Partnership in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The provisions of this letter agreement may not be waived or amended except by the written agreement of the Partnership. For purposes of this Agreement, the writ-ten agreement of, or notification to, the undersigned on behalf of the Partnership shall serve as the written agreement or notification of the Partnership.

     During the course of evaluating the possibility of the Offer, you may make available to the Partnership or its Representatives certain information regarding your business, financial condition, operations, assets and liabilities and/or your subsidiaries or affiliates. In such event, all of the terms and conditions of this letter agreement shall be enforceable against the Partnership and its Representatives by you as if you were the Partnership hereunder and this letter were addressed to the Partnership.

     You also hereby irrevocably and unconditionally consent to submit to the jurisdiction of the courts of the State of Illinois and of the United States of America located in the City of Chicago, Illinois for any actions, suits or proceedings arising out of or relating to this letter agreement. You hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this letter agreement in the courts of the State of Illinois and of the Unites States of America located in the City of Chicago, Illinois, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     This letter agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois and may be executed in counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same agreement.

     You acknowledge that, in the event of any breach of this letter agreement by you, the Partnership would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the Partnership, in addition to any other remedy to which they may be entitled, shall be entitled to an injunction to prevent breaches of, and to compel specific performance of, this letter agreement. In the event of litigation between the parties hereto relating to this letter agreement, upon a final determination of such matter by a court of competent jurisdiction, the prevailing party in such litigation shall be reimbursed by the other party or parties for the prevailing party's reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred in connection with such litigation.

     Your obligations and the obligations of your Representatives and Investors hereunder shall expire two years from the date hereof.





     Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement between us.

                            Very truly yours,

                            ARVIDA/JMB MANAGERS, INC.
                            (as general partner of the Partnership)


                            By:   ------------------------------

                            Its:  ------------------------------


Confirmed and agreed to as of
the date first above written:

WALTON STREET REAL ESTATE FUND I, L.L.C.

By:  Walton Street Managers I, L.P.,
     its general partner

By:  WSC Managers I, Inc.,
     its general partner


By:  ----------------------------------------
     Name:
     Title:


WALTON STREET CAPITAL, L.L.C.


By:  _________________________
     Name:
     Title:



                               ANNEX I


                             Gailen Hull
                          Stephen Lovelette